UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

Ener-Core, Inc. (the “Company”) hereby furnishes as Exhibit 99.1 a copy of the slide presentation used by Alain Castro, Chief Executive Officer of the Company, at the 2016 LD Micro Invitational Investor Conference on June 9, 2016.

As provided in General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Slide Presentation of Ener-Core, Inc., June 9, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: June 10, 2016	By:	/s/ Domonic J. Carney
Domonic J. Carney Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide Presentation of Ener-Core, Inc., June 9, 2016

4